SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT
  Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                         OCTOBER 16, 2006
                          Date of Report
                (Date of Earliest Event Reported)

                    JUBILEE ACQUISITION CORPORATION
      (Exact Name of Registrant as Specified in its Charter)

                     NEW YORK NETWORKS, INC.
                    (Former Name of Registrant)

                         1504 R Street, NW
                         Washington DC 20009
               (Address of Principal Executive Offices)

                            202/387-5400
                     (Registrant's Telephone Number)

  Delaware                   0-29703		      52-2217571
(State or other        (Commission File Number)      (IRS Employer
jurisdiction                                       Identification No.)
of incorporation)



ITEM 5.03 Amendment to Articles of Incorporation

     On September 13, 2006, the shareholder of the Corporation and the Board of Directors authorized the change of the name of the Company to Jubilee Acquisition Corporation. The Company was originally formed as Jubilee Acquisition Corporation and changed its name to New York Networks, Inc. in 2002.

     On October 13, 2006, the State of Delaware recorded such change in the corporate charter of the Company on file with state and so notified the Company on October 16, 2006.


ITEM 9.01      Exhibits

       3.0  Certificate of Amendment


                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                                     JUBILEE ACQUISITION CORPORATION


                                      /s/ DAVID WALSH
                                        President
Date: 10/19/2006